VOLUMETRIC FUND, INC.


1996 HIGHLIGHTS

*    NET ASSET VALUE PER SHARE INCREASED 15.5%.
*    TOTAL NET ASSETS REACHED A RECORD $14.3 MILLION.
*    DIVIDEND DISTRIBUTION OF $1.21 WAS DECLARED ON 12/31/96.
*    WITH THE "STRENGTH AND PROTECTION"  SYSTEM  VOLUMETRIC
     BECOMES  THE FIRST "GROWTH AND PROTECTION" FUND.
*    STANDARD & POOR 500 DEPOSITORY  RECEIPTS ARE INTRODUCED.

To Our Shareholders:

         Volumetric posted a 15.5% gain in net asset value (NAV) for 1996 and closed out the year at $18.38. Our annual advance included a strong, 7.4% gain in the fourth quarter. We are also pleased to announce that the Volumetric Index closed out the year at $103,189, the first time over $100,000. The Index measures the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, with dividends reinvested. During 1996, the large-cap weighted NYSE Index advanced 18.3%. However, since inception Volumetric has outperformed the New York Stock Exchange Composite Index in 12 of the past 18 years. Our average annual return since inception has been 14.5%, as compared to the NYSE Index that had a 12.1% average return in the same period.

         As of December 31, 1996, the Fund had $14.3 million in net assets, a year-end record. Our portfolio was invested in 56 stocks, representing 93.1% of the total, and 6.9% in cash and equivalents.

FOURTH QUARTER PORTFOLIO CHANGES

         Our five best performing stocks at year-end were: Interstate Bakeries, up 189%, Avery-Dennison, up 137%, North Fork Bank, up 96%, Lockheed Martin, up 89% and Allied Signal, up 87%. Our best pick in the fourth quarter was Tyco Toys. Shortly after we bought this stock in October at 6 1/4, Tyco received a tender offer from Mattel at 12 1/2. We took profits and sold the stock at 11 7/8 in December.

         During the fourth quarter the following stocks were added to our portfolio: American Express, Baldor Electric, Bindley-Western, Centex, Chrysler, Dallas Semiconductor, Dana, Donaldson Lufkin Jenrette, Excel Realty Trust, Glendale Federal, Ionics, Longview Fibre, Paine Webber, Rockwell International, RPM Corp., Teleflex, Tultex, Universal Corp. and Wallace Computer Services.

         The following stocks were sold in the fourth quarter: Alex Brown, California Federal, Clorox, Dean Foods, Dillard Department Stores, Dow Jones, Giant Foods, Hannaford, Harcourt General, Inco, Ingersoll-Rand, Interpublic Group, Lawyers Title, Luby's, Mark IV Industries, Newell, Norfolk Southern, Pall, Penney, J.C., Raytheon, Safety-Kleen, Shaw Industries, Stride Rite, US LIFE and Wendy's.

DIVIDENDS AND DISTRIBUTIONS

         On December 31, 1996, Volumetric Fund declared an annual distribution of $1.21 per share -- representing $0.86 per share long-term capital gains and $0.35 ordinary dividend -- to shareholders of record at December 31, 1996. Reinvesting shareholders received 7.05% more Volumetric shares on January 1, 1997. At the same time, our NAV was reduced by $1.21 per share, from $18.38 to the reinvestment and 1997 opening price of $17.17.

GROWTH  AND PROTECTION

         We are pleased with the performance of our one year old "Strength and Protection" system. Volumetric, categorized generally as a growth fund, may very well be the first "Growth and Protection" fund in the mutual fund industry. Our triple objective of consistent growth, below average volatility and downside protection were successfully achieved in 1996.

          To provide growth and upside momentum, the Fund's portfolio contains a diversified group of high relative strength stocks which are less than 10% from their 52-week record highs. Generally, these stocks will keep on going and reach higher highs. To provide downside protection, they will be sold whenever a stock's daily closing price drops more than 10-15% from their latest high. The exact point when a stock is sold depends on our proprietary formula called the "Strength Index." Based on mathematical calculations, we can state with 90% confidence that the Fund's NAV should never decline more than 8% from its own record high, irrespective of market conditions, and with 99% confidence, that it should not decline more than 10% from that high. These values are probabilities and not guarantees.

         The introduction of the Standard and Poor 500 Depository Receipts (SPY) was described in our third quarter report. This adds additional growth and protection to Volumetric. With our volume based "buy" and "sell" signals, we have a very reliable system to predict stock market direction. When we get a "buy" signal, we buy SPY shares--up to 10% of our portfolio. When we get a "sell" signal we sell them. Thus, in the "buy mode" the SPY portion of our portfolio will grow with the S&P 500 index during rallies. In the "sell mode" we will have some instant cash and protection against a correction. Since introduced last July, all of our trades in SPY shares were profitable. As of December 31, 1996, we were in the "buy mode", and S & P 500 Depository Receipts represented 6.7% of our portfolio.

UPDATE AND OUTLOOK

         The year of 1997 has started out well for Volumetric. As of February 14, our NAV advanced 5.4%, from the opening price of $17.17 to a new annual record of $18.10. We are still in the "buy mode". One of our best performing stocks in January was Intel. It moved up 24% during the month bringing our gain in the stock to 126%.

         A strong January and continuous money flow into stocks this year indicate that the market will move higher again in 1997 although with higher volatility. We believe a double digit advance for Volumetric is again achievable. The discovery of the "Strength and Protection" system has started a new era in the history of our Fund. The system will carry us higher during market advances and protect us against corrections, when they occur.

         We appreciate your participation in Volumetric Fund. Please call us, if you have any questions.

February 14, 1997
                                                    Sincerely,




  \s\ Gabriel J. Gibs                               \s\ Irene J. Zawitkowski
  Gabriel  J. Gibs                                  Irene J. Zawitkowski
  President                                         Executive Vice President

                                HISTORICAL RECORD


   VOLUMETRIC FUND                          %  Return from Previous December 31



                    Value of $10,000                                                                     Inflation
     Date            Investment on           Net Assets         Volumetric           N.Y.S.E.        Rate (C.P.I.)** n
                        1/1/79*                                 Fund, Inc.             Index


   12/31/96               $103,189             $14,286,584         +15.5%              +18.3%              +   3.3%
   12/31/95                 89,336              12,488,761         +17.3               +31.3               +   2.3
   12/31/94                 76,104              11,155,177         - 2.2               - 3.2               +   2.7
   12/31/93                 77,839              11,764,902         + 2.0               + 7.9               +   2.7
   12/31/92                 76,311               9,936,452         +10.6               + 4.7               +   2.9
   12/31/91                 68,902               7,381,723         +35.2               +24.0               +   3.1
   12/31/90                 50,963               4,520,623         - 5.2               - 7.5               +   6.1
   12/31/89                 53,743               4,827,545         +16.0               +24.8               +   4.5
   12/31/88                 46,349               3,401,136         +20.0               +12.9               +   4.4
   12/31/87                 38,637               2,541,231         - 1.5               - 0.3               +   4.4
   12/31/86                 39,225               2,151,535         +  7.4              +14.0               +   1.1
   12/31/85                 36,524               1,568,787         +31.9               +26.1               +   3.7
   12/31/84                 27,696                 986,240         + 6.7               + 1.3               +   4.0
   12/31/83                 26,321                 852,103         +18.7               +17.4               +   3.8
   12/31/82                 21,876                 505,861         +16.9               +14.0               +   3.9
   12/31/81                 18,712                 290,709         +17.0               - 8.7               +   8.9
   12/31/80                 15,991                 174,533         +37.5               +25.7               + 12.4
   12/31/79                 11,630                  73,187         +16.3               +15.5               + 13.3
    1/1/79                  10,000                  25,428             -                   -                   -

                                                                  -------              ------              -------
                 Annual  Average                                   +14.5%              +12.1%              +  4.9%



--------------------------------------------------------
*Assumes reinvestment of all dividends and distributions

**Consumer Price Index

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout each year)

                                                       Year Ended December 31


                                             1996       1995      1994      1993      1992      1991      1990      1989      1988
                                             ----       ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value, Beginning of Period     $   16.81 $    14.33  $  16.09  $  16.48  $  16.13  $  12.10  $  14.10  $  13.10  $ 11.04
Income from Investment Operations:
  Net Investment Income                       0.03       0.03      0.03      0.02      0.10      0.12      0.18      0.10     0.24
  Net Realized and Unrealized
     Gains and Losses on Securities           2.44       2.45     (0.36)     0.30      1.48      4.08     (0.84)     1.84     1.94
                                      --------------  ----------- ---------- --------- --------- -------- ---------- -------- ----
 Total from Investment Operations             2.47       2.48     (0.33)     0.32      1.58      4.20     (0.66)     1.94     2.18
                                      --------------  ----------- ---------- --------- --------- -------- ---------- -------- ----
Less Distributions:
   Dividends from net investment income      (0.06)      0.00     (0.03)    (0.08)    (0.12)    (0.17)    (0.10)     0.00    (0.12)
   Distributions from capital gains          (0.84)      0.00     (1.40)    (0.63)    (1.11)     0.00     (1.24)    (0.69)    0.00
                                             ------      -------- --------- --------- ------     -------- --------- ------    ----
Total Distributions                          (0.90)      0.00     (1.43)    (0.71)    (1.23)    (0.17)    (1.34)    (0.94)   (0.12)
                                             ------      -------- --------- --------- --------- --------- --------- -------- ------
Net Asset Value, End of Period           $   18.38 $    16.81  $  14.33  $  16.09  $  16.48  $  16.13  $  12.10  $  14.10  $ 13.10
                                        =============  ====== ========= ========= ========= ========= ========= ========= =======
Total Return                                 15.52%     17.31%    -2.23%     2.00%    10.60%    35.20%    -5.17%    15.95%   19.97%
                                             ======     ======    ======     =====    ======    ======    ======    ======   ======
Ratios/Supplemental Data:
Net Assets, End of Period (in millions)     $14.286  $  12.489   $11.156   $11.765  $  9.936  $  7.382  $  4.521  $  4.828  $ 3.401
Ratio of Expenses to Average Net Assets       1.99%      1.95%     1.99%     2.00%     2.01%     2.03%     2.02%     2.04%    2.09%
Ratio of Net Income to Average Net Assets     0.19%      0.21%     0.19%     0.12%     0.66%     0.90%     1.49%     0.82%    1.98%
Portfolio Turnover Rate                        154%       159%      150%      177%      126%      149%      194%      188%     203%
Average Commission Rate                      $0.028       N/A       N/A       N/A       N/A       N/A       N/A       N/A      N/A
   (per share of security)



                              VOLUMETRIC FUND, INC.
                             STATEMENT OF NET ASSETS
                                December 31, 1996



COMMON STOCKS:
    93.1%


NUMBER OF                                                         MARKET                  FOREST PRODUCTS: 1.0%
   SHARES                COMPANY                                  VALUE           8,000   Longview Fibre                    147,000
                                                                                                                           --------
                   AEROSPACE/DEFENSE: 6.5%                                                HOME CONSTRUCTION: 1.4%
   3,600           Lockheed Martin                        $       329,400         5,400   Centex                            203,175
                                                                                                                           --------
   4,000           Precision Castparts                            198,500                 INDICES: 6.7%
   3,200           Rockwell International                         194,800        13,000   S & P 500 Depository Receipts     959,969
                                                                                                                          ---------
   4,000           Teleflex                                       208,500                 MEDICAL: 1.4%
                                                         -----------------------
                                                                  931,200        10,000   Bindley-Western                   193,750
                                                         -----------------------                                           --------
                   AUTO/AUTO PARTS: 2.5%
   5,500           Chrysler                                       181,500                 MISC./DIVERSIFIED: 6.2%
   5,500           Dana Corp.                                     179,436         4,700   Allied Signal                     314,900
                                                         -----------------------
                                                                  360,936         6,700   Dexter Corp.                      213,563
                                                         -----------------------
                   BANKING: 3.7%                                                  2,000   Textron                           188,500
   4,400           Mercantile Bancorp                             226,050         5,000   Universal Corp.                   160,625
                                                                                                                           --------
   8,300           North Fork Bancorp                             295,688                                                   877,588
                                                         -----------------------                                           --------
                                                                  521,738                 OFFICE EQUIP/SUPPLIES: 1.1%
                                                         -----------------------
                    BEVERAGE: 1.7%                                                2,900   Pitney-Bowes                      158,775
                                                                                                                           --------
    6,200           Anheuser-Busch                                248,000                 OIL/OIL SERVICES: 9.0%
                                                         -----------------------
                    CHEMICALS: 8.2%                                               3,300   Burlington Resources              166,238
   12,000           Avery Dennison                                424,500         3,400   Chevron                           221,000
    3,900           Betz Dearborn                                 228,150         4,000   Murphy Oil                        222,500
    3,900           Ecolab                                        146,738         6,000   Parker & Parsley                  220,500
    4,300           Mallinckrodt                                  189,737         2,600   Texaco                            255,125
   11,000           RPM Corp.                                     187,000         5,800   Vintage Petroleum                 200,100
                                                         -----------------------                                           --------
                                                                1,176,125                                                 1,285,463
                                                         ----------------------                                           ---------
                    COMPUTERS: 9.1%                                                       REAL ESTATE: 1.3%
    8,000           Analog Devices                                271,000         7,300   Excel Reatly Trust                185,238
                                                                                                                         ----------
    6,500           Dallas Semiconductor                          149,500                 RETAIL: 1.6%
   15,500           Data General                                  224,750        12,000   Sotheby's Holdings                223,500
                                                                                                                         ----------
    5,200           EMC Corp.                                     172,250
    2,000           Intel                                         261,875                 SAVINGS & LOAN: 2.2%
    6,500           Wallace Computer                              224,250         8,600   First Republic Bancorp.           144,050
                                                         -----------------------
                                                                1,303,625         7,000   Glendale Federal                  162,750
                                                         ----------------------                                           ---------
                    CONSUMER PRODUCTS: 2.3%                                                                                 306,800
                                                                                                                          ---------
    3,400           Premark                                        75,650                 TRUCKING: 1.3%
    2,400           Procter & Gamble                              258,300         6,700   Ryder System                      188,437
                                                         -----------------------                                          ---------
                                                                  333,950                 TEXTILE/APPAREL: 1.0%
                                                         -----------------------
                    DRUGS: 2.1%                                                  21,000   Tultex                            147,000
                                                                                                                           --------
    4,000           Warner-Lambert                                300,000                 UTILITIES: 4.1%
                                                         -----------------------
                    ELECTRICAL/ELECTRONICS: 5.7%                                  4,100   Consolidated Natural Gas          226,525
    9,300           Baldor Electric                               229,013         4,500   Questar                           165,375
    3,600           General Signal                                153,900         4,900   Texas Utilities                   199,675
                                                                                                                           --------
    3,300           Honeywell                                     216,975                                                   591,575
                                                                                                                          ---------
    2,500           Johnson Controls                              207,187               TOTAL COMMON STOCKS:             13,301,369
                                                         -------------------                                             ----------
                                                                  807,075               (Cost: $10,631,245)


                    ENVIRONMENTAL SERVICES: 1.3%                                  CASH EQUIVALENTS/RECEIVABLES: 6.9%
    4,000           Ionics                                        192,000           Cash                                     33,766
                                                         -------------------
                                                                                    Chase Manhattan Premium
                                                                                     Market Rate Acct.                      602,432
                    FINANCIAL SERVICES: 7.8%                                        Receivable from brokers, others         322,517
    4,000           American Express                              226,000           Dividends and interest receivable        26,925
                                                                                                                          ---------
    3,400           Beneficial Corporation                        215,475         TOTAL CASH EQUIVALENTS/RECEIVABLES        985,640
                                                                                                                          ---------
    5,400           Donaldson Lufkin Jenrette                     194,400         TOTAL ASSETS                           14,287,009
    7,400           Edwards, A.G.                                 248,825           Taxes payable                              (425)
                                                                                                                         ----------
    8,000           Paine Webber                                  225,000         NET ASSETS                           $ 14,286,584
                                                        -------------------                                             ===========
                                                                1,109,700         VOLUMETRIC SHARES OUTSTANDING:         777,446.11
                    FOODS: 3.8%                                                   NET ASSET VALUE PER SHARE:           $      18.38
                                                                                                                        ===========
   10,600           Interstate Bakeries                           343,875         NUMBER OF SHAREHOLDER ACCOUNTS              1,385
                                                                                                                        -----------
    5,500           Sara Lee                                      204,875
                                                      ----------------------
                                                                  548,750



                              VOLUMETRIC FUND, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996


INVESTMENT INCOME
  Dividends......................................................$.....239,943
  Interest..............................................................43,593
                                                                 -------------
           TOTAL INVESTMENT INCOME.....................................283,536
                                                                 -------------
EXPENSES
  Management fee (NOTE2)...............................................257,612
  Taxes and bank charges...................................................550
                                                                 -------------
           TOTAL EXPENSES..............................................258,162
                                                                 -------------
           NET INVESTMENT INCOME........................................25,374
                                                                 -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.....................................867,188
  Unrealized appreciation of investments
         Beginning of period.....................$...1,637,517
         End of period...............................2,670,124
                                                 -------------
         Increase in unrealized appreciation.........................1,032,607
                                                                 -------------
NET GAIN ON INVESTMENTS..............................................1,899,795
                                                                 -------------
INCREASE IN ASSETS RESULTING FROM OPERATIONS..................   $   1,925,169
                                                                 =============




                              VOLUMETRIC FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                               For the Years Ended


CHANGES RESULTING FROM OPERATIONS                 12/31/96           12/31/95

  Net investment income......................$.....25,374.....$.......25,470
  Net realized gain on investments................867,188..          733,212
  Increase in unrealized appreciation......   ..1,032,607..........1,135,665
    INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS............................1,925,169.....     1,894,347
                                                ---------          ---------
DIVIDEND TO SHAREHOLDERS: (NOTE 1d)
  From net investment income......................(44,589)......           0
  From net realized gain on investments..........(624,251)...              0
                                                 ---------                 -
     TOTAL DIVIDENDS.............................(668,840)....             0
                                                 ---------                 -
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase (decrease) from capital
   share transactions.............................541,494           (560,763)
                                                 --------           ---------
TOTAL INCREASE IN NET ASSETS....................1,797,823..        1,333,584
NET ASSETS:
    BEGINNING OF YEAR..........................12,488,761.....    11,155,177
    END OF YEAR..............................$.14,286,584.......$.12,488,761
                                           =================  =================



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS


The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, as a diversified, open-end management company. The Fund incorporated on July 25, 1986, and previously operated as a limited partnership.

1. SIGNIFICANT ACCOUNTING POLICIES
        a. Valuation of Securities: Each security, quarterly and at year end, is valued at the last reported sales price as published in the Wall Street Journal; daily security pricing utilizes closing security prices transmitted via modem by Prodigy Services Corp.
        b. Securities Transactions and Investment Income: Securities are recorded on a trade date basis. Realized gain and loss are recorded using the identified cost basis method. Dividend income is recorded as earned on the ex-dividend date and interest income is recognized on the accrual basis.
        c. Federal Income Taxes: The Fund as a Regulated Investment Company complies with the Internal Revenue Code Subtitle A, Chapter 1, Subchapter M, and distributes to its shareholders net taxable income.
        d. Dividends to Shareholders: It is the Fund's policy to distribute dividends from net investment income and from net realized gains at year end. To the extent that net realized gains can be offset by capital loss carryovers, it is the Fund's policy not to distribute such gain. Dividends are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 1996 contain 1995's dividend. The Board of Directors have declared and paid the following dividends:


                               1996                      1995
                               ----                      ----

Record Date:              December 31, 1996        December 29, 1995
Ex-Dividend Date:         January 2, 1997          January 2, 1996
Payment Date:             January 6, 1997          January 5, 1996
Dividend:                 $ 1.21 per share         $ 0.90 per share


        e. USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported periods.
              Actual results could differ from those estimates.

2. MANAGEMENT FEE
   The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund. Under the Management Contract, Volumetric Advisers, Inc., manager and investment adviser of the Fund, pays all operating expenses of the Fund, namely: investment advisory fee, transfer agent and custodian fees, shareholder reports and proxy statement, registration fees, auditing and legal fees, insurance, printing, distribution and marketing expenses. Investment expenses are paid directly by the Fund, namely: taxes, brokerage commissions and bank charges. Based on average net assets determined daily and paid monthly, the Fund pays the Adviser an annual management fee of 2.0%, applicable to the first $10 million of net assets, a fee of 1.90% applies to net assets of $10 million to $25 million, thereafter the fee declines incrementally to 1.5% for net assets exceeding $100 million.

3. CAPITAL SHARE TRANSACTIONS
    At December 31, 1996. there were 1,000,000 shares of $0.01 par value common stock authorized.


                                            YEAR ENDED                          YEAR ENDED
                                         December 31, 1996                    December 31, 1995

                                    SHARES              AMOUNT            SHARES            AMOUNT
                                    ------              ------                              ------
 Shares sold                        62,518           $1,040,539           44,401          $ 696,197
 Dividends reinvested               41,225              655,886                0                  0
                                    ------             -------           --------         ---------
                                   103,743            1,696,425           44,401            696,197
 Shares redeemed                   (69,452)          (1,154,931)         (79,904)        (1,256,959)
                                  ---------           ---------          --------         ---------
 Net increase (decrease)            34,291              541,494          (35,503)        $ (560,762)
                                   -------            ---------           -------        ----------


4. PURCHASES AND SALES OF SECURITIES
   For the year ended December 31, 1996, purchases and sales of securities aggregated respectively 20,928,037 and $20,314,301. At December 31, 1996, the cost of investments for Federal income tax purposes was $10,631,245. Accumulated net unrealized appreciation on investments was $2,670,124 consisting of $2,684,322 and $14,198 of gross unrealized appreciation and depreciation respectively.

5. COMPOSITION OF NET ASSETS
   At December 31, 1996 Net Assets consisted of
    Capital stock at par value.................................... $      7,775
    Capital paid in (including reinvested dividends)..............   11,608,685
   Net unrealized appreciation of securities......................... 2,670,124
    Undistributed net investment income..............................         0
    Undistributed net realized gains.................................         0
                                                                     ----------
                                                                    $14,286,584
                                                                     ==========



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund, Inc.:

    We have audited the accompanying statement of net assets of Volumetric Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the Fund's brokers and independent custodian. We believe that this audit provides a reasonable basis for our opinion.

       In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.

New York, New York                                Feuer & Orlando, CPA's L.L.P.
February 7, 1997                                  Certified Public Accountants